ANNUAL
REPORT
DECEMBER 31, 1996

[Logo of Aquila Group of Funds: Eagles head]

CHURCHILL
TAX-FREE FUND OF
KENTUCKY

A TAX-FREE INCOME INVESTMENT

[Logo of Churchill Tax-Free Fund of Kentucky: A Standing Pegasus Within a
Circle]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo of Churchill Tax-Free Fund of Kentucky: A Standing Pegasus Within a
Circle]

                 CHURCHILL TAX-FREE FUND OF KENTUCKY
                           ANNUAL REPORT

                   "THE VALUE OF STEADFASTNESS"

                                                          February 18, 1997

Dear Investor:

        Most of us have heard, at one time or another, the story of the tortoise and the hare. With respect to your investment in Churchill Tax-Free Fund of Kentucky, this old adage, detailing the virtue of steadfastness, speaks volumes. If the finish line you are seeking to cross is one of capital preservation and triple tax-free income, then an investment which performs much like the tortoise just might "win the race."

THE CALL OF THE STOCK MARKET

        As I am sure you will agree, recent years have been banner ones for the stock market. The spectacular price increases experienced have made the appeal of investing in equity securities extremely powerful and, at times, almost irresistible.

        If it were possible to know in advance just what and when to buy or sell in order to maximize profit, then constantly switching your investment vehicle, trying to capture the latest trend, would be uncomplicated.

        Unfortunately, "timing" the market, with any degree of consistency, is near impossible. We have generally found that, for the average investor, switching continuously from one security to another in the management of his/her investment portfolio tends to be a fruitless, often imprudent, exercise. With the degree of volatility inherent in the equity markets, missing an upturn or downturn could result in a disastrous loss of invested principal.

PROUD TO BE A TORTOISE

        Our various survey results indicate that a substantial portion of investors in Churchill Tax-Free Fund of Kentucky are retirees or pre-retirees who are concerned about capital preservation. Accordingly, staying on track with your investment in the Fund could well prove to be the most appropriate course to follow. Although equity investments can be rewarding for a portion of one's capital, it is still critical to keep firmly in mind your overall investment goal and not get disproportionately distracted by the dazzle of other investments.

        It is no great secret that municipal bonds, such as those in which the Fund invests, are generally not exciting investments. Unlike stocks, they do not experience abrupt, dramatic highs. However, it must be kept in mind that municipal bonds also do not experience the dumbfounding lows of stocks. Municipal bond funds just plod along from year to year, much like the tortoise, producing consistent triple tax-free results for shareholders.

        While being a tortoise may not be as glamorous as being a hare, this should not represent a cause for concern. The end result is really what counts - not how you got there, but that you got there at all.

CAPITAL PRESERVATION STRATEGIES

        Although capital preservation is not guaranteed, the Fund does take some very deliberate steps to ensure that there will be minimal volatility in share price over a reasonable time frame.

        The Fund's basic philosophy is "don't put all your eggs in one basket." And, when you choose the eggs for that basket, choose only quality ones.

        DIVERSIFICATION is a key stability tool used in the construction of the Fund's investment portfolio. At year-end 1996, over 170 separate municipal issues were represented in the Fund's portfolio. Having such a breadth of participation helps to ensure against any significant loss of principal by the Fund in the remote event anything ever did go wrong with a particular issuer. Such diversification also enables the Fund to participate in financing many different vital public purpose projects in numerous communities throughout Kentucky, thereby benefitting residents of the entire Commonwealth.

        We have found from experience that sticking with QUALITY is best in the long run. Therefore, investments in the Fund are specifically limited to only the top four credit ratings, or equivalent, of the nine assignable to municipal securities by nationally-known credit rating services. At December 31, 1996, 96.8% of the portfolio was comprised of the top three credit ratings - AAA, AA, AND A.

        Emphasis is also placed on having A SPREAD OF MATURITIES in the Fund's investment portfolio. As you probably are aware, short term maturities tend to have very little price fluctuation, but produce a lesser rate of return than longer maturity securities. Conversely, long-term maturities produce a higher return level, but have a much higher price volatility factor than shorter-term issues since they reflect the risks associated with the unpredictability of future events and the potential interest rate changes over the extended life of the municipal bond.

        By creating a blend of maturities, ranging from under one year to over 20 years in length, the Fund attempts to provide you with a satisfactory level of return without subjecting the share price to excessive swings as interest rates move up and down. Thus, the current average maturity of the Fund's portfolio is the relatively intermediate term of 15.7 years.

        The Fund's Investment Adviser, Banc One Investment Advisors Corporation, examines the above elements very carefully when selecting each individual "egg" for your basket of investments in order to obtain the most appropriate fit. Such careful attention seeks to provide protection for shareholders' capital and promote stability.

TAX-FREE RATE OF RETURN

        What many investors sometime forget is that while the level of income from the Fund may seem unimpressive on the surface, it is TRIPLE TAX-FREE* - free of both regular Federal and Commonwealth of Kentucky income taxes as well as ad valorem taxes. When the rate of return achieved by the Fund is converted into a taxable equivalent rate, the outcome is generally quite an eye-opener.

        The following chart shows the average annualized level of TRIPLE TAX-FREE income return distributed to shareholders from January 1, 1996 to December 31, 1996, as measured against the maximum public offering price.** It additionally illustrates the rate of taxable income return one would have had to earn in order to equate to the TRIPLE TAX-FREE income return generated by the Fund.

[Graphic of Bar Chart with the following information:]

CHURCHILL TAX-FREE FUND OF KENTUCKY'S TRIPLE TAX-FREE
DISTRIBUTION RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE
AN INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

Tax Bracket    Taxable Equivalent Rate    Triple Tax-Free Distribution Rate
28%             7.98%                      5.40%
31%             8.44%                      5.40%
36%             9.13%                      5.40%
39.6%           9.70%                      5.40%

        No matter which Federal income tax bracket applies, you can readily see that there is quite a difference between the TAXABLE and the TRIPLE TAX-FREE return levels.

OUR PLEDGE TO YOU

        Management of Churchill Tax-Free Fund of Kentucky values the confidence you have placed in us. You can be assured that we will steadfastly strive to help you cross the finish line of your investment goal.

                                          Sincerely,
                                          /s/ Lacy B. Herrmann
                                          Lacy B. Herrmann
                                          President and Chairman
                                            of the Board of Trustees

* Some income may be subject to the alternative minimum tax for certain investors.

** The performance shown represents that of Class A shares. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return as of 12/31/96 for the past one-year period was 4.17%; for the past five-year period was 6.55% and since inception was 7.56%. These returns do not take into consideration the maximum sales charge of 4%. Returns would be less if the sales charge was applied. As of 12/31/96, the Fund's 30-day SEC yield was 4.58%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        The graph below illustrates the value of $10,000 invested in Class A shares of Churchill Tax-Free Fund of Kentucky at inception of the Fund in May, 1987 and maintaining this investment through the Fund's latest fiscal year end, December 31, 1996, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

        It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 34,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Kentucky issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

        Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

        Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

        As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.


[Graphic of Line Chart with the following information:]

PERFORMANCE COMPARISON

         LEHMAN BROTHERS             FUND AFTER SALES          COST OF
         MUNICIPAL BOND INDEX        CHARGE AND EXPENSES       LIVING INDEX
 5/87     10,000                       9,600                    10,000
12/87     10,500                       9,500                    10,230
12/88     11,500                      10,600                    10,681
12/89     12,750                      11,900                    11,176
12/90     13,750                      12,700                    11,874
12/91     15,300                      14,000                    12,228
12/92     16,750                      15,250                    12,591
12/93     18,850                      16,850                    12,935
12/94     17,844                      16,342                    13,271
12/95     20,960                      18,589                    13,616
12/96     21,890                      19,362                    14,067

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS


[Table with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

For the Period Ended               1 Year      5 Years        Life of Fund
December 31, 1996                                             Since 5/21/87
Including Sales                    (0.01%)     5.69%          7.11%
Charge and Expenses

        1996 will certainly be remembered as a year of financially significant milestones:

         1. The Dow Jones Industrial Average skyrocketed past the 6,000 mark and didn't look back;

         2. Bill Clinton was reelected, with Republicans retaining control in the House and Senate;

         3.        The consumer price index once again
                   demonstrated the economy's impressive resistance to inflation. The core inflation rate, which excludes the volatile food and energy sectors, rose a modest 2.60%;

         4.        Kentucky municipal bonds remained in short supply;

         5. Interest rates, while volatile in-between, started and ended the year with little change;

         6. The "flat tax" faded away - at least for the time being - as a political\economic issue, returning municipal bonds back to more representative levels.

        Interest rates on municipal bonds rose modestly over the course of 1996, as measured by The Bond Buyer's 20 Bond Index, moving from 5.37% in January to 5.66% in December. Along the way, long-term rates traded in the 6.00% range. This weakness had been in response to the possible enactment of a "flat tax."

        Due to the defensive, intermediate-term maturity structure of the Churchill Tax-Free Fund of Kentucky, the net asset value of the Fund showed only a modest decline, moving from $10.71 at December 31, 1995 to $10.55 at December 31, 1996. The Fund generated a total return of 4.17%, which was very competitive relative performance among Kentucky state-specific funds.

        As we saw in 1995, the ongoing demand for quality Kentucky tax-free bonds greatly outpaced the available supply of municipal bonds. Nationwide, the issuance of municipal bonds rose 14.4% from the levels of 1995. For the same period, Kentucky saw a decline of 29.0% from what was brought to market in 1995. The Commonwealth of Kentucky, as of year-end 1996, had a General Fund surplus of approximately $200 million. There is no need for state government to borrow funds in the bond market if there is plenty of cash in the bank!

        The key investment objectives of the Churchill Tax-Free Fund of Kentucky are to provide as high a level of triple tax-free current income as possible while seeking to minimize the volatility of the daily net asset value of the Fund. These objectives continue to be successfully addressed by following our fundamental, conservative portfolio management ideals. We purchase high quality investments. The Fund today has an average quality rating of "AA" and has a 4-star rating from the independent mutual funds rating service, Morningstar. We maintain a "laddered" portfolio maturity structure to manage price volatility. The Fund currently has an average maturity of just over 15 years. We maintain a well-diversified portfolio of over 170 different Kentucky issues.

        As we look to 1997, we continue to be optimistic about a restructuring of the Federal capital gains tax. From Frankfort, we should hear definitive information on the Kentucky intangibles tax in the near future. Banc One Investment Advisors, Inc. Chief Economist Anthony Chan's current economic forecast calls for a slowing of the growth rate of Real Domestic Product (GDP) into the 1.0 - 1.5% range, down from 1996 levels. An upturn in interest rates is also predicted, with the Consumer Price Index climbing to over 3.0% during the year, due to increased wage and price pressures.

KPMG Peat Marwick LLP
Certified Public Accountants

                       INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

    We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

New York, New York
February 14, 1997

               CHURCHILL TAX-FREE FUND OF KENTUCKY
                    STATEMENT OF INVESTMENTS
                      DECEMBER 31, 1996

                                                      RATING
  FACE                                                MOODY'S/        MARKET
  AMOUNT           REVENUE BONDS (98.2%)              S&P             VALUE
                   State Agencies (15.7%)
                   Kentucky Higher Education
                     Student Loan Corporation
                     Insured Student Loan Revenue,
   $ 980,000         6.500%, 06/01/00                  A/NR       $ 1,022,875
   1,490,000         6.500%, 06/01/02                  A/NR         1,588,714
   2,955,000         6.800%, 06/01/03                  A/NR         3,176,625
   1,915,000         7.100%, 12/01/11                 Aa-/AA        2,053,837
                   Kentucky Infrastructure
                     Authority Revenue,
     795,000         7.625%, 08/01/03                  NR/A           873,506
     205,000         7.625%, 08/01/03                  NR/A           216,019
     200,000         7.500%, 02/01/09                 NR/AAA          216,750
   1,445,000         7.500%, 02/01/99                 NR/AAA        1,566,019
     555,000         7.200%, 06/01/11                  A/A            607,725
     875,000         6.500%, 06/01/12                  A/A          1,186,312
   1,110,000         6.375%, 06/01/14                  A/A            937,344
                   Kentucky Local Correctional
                     Facilities Construction
                     Authority Revenue,
   4,925,000         5.500%, 11/01/14                Aaa/AAA        4,894,218
                   Kentucky Rural Economic
                     Development Authority,
   3,110,000         7.250%, 06/01/17                 NR/AAA        3,312,150
                   Kentucky State Properties and
                     Buildings Commission Revenue,
   1,375,000         7.900%, 11/01/97                  A/A+         1,416,554
     500,000         8.400%, 11/01/97                Aaa/AAA          528,875
   1,130,000         7.100%, 12/01/97                  A/A          1,159,673
     250,000         7.600%, 08/01/98                 NR/AAA          268,438
   1,460,000         7.300%, 12/01/99                  A/A          1,565,850
     250,000         7.600%, 08/01/98                 NR/AAA          268,125
     400,000         7.350%, 12/01/99                Aaa/AAA          440,500
     365,000         7.000%, 02/01/06                Aaa/AAA          404,693
   4,510,000         6.625%, 10/01/07                  A/A+         4,989,188
     300,000         8.000%, 08/01/98                 NR/AAA          323,625
     750,000         7.375%, 12/01/99                Aaa/AAA          826,875
   1,000,000         6.500%, 08/01/01                Aaa/AAA        1,097,500
                   Puerto Rico Public Buildings
                     Authority,
   1,000,000         6.875%, 07/01/12                Aaa/AAA        1,128,750
                                                                   36,070,740
                   County Agencies (9.0%)
                   Clark County Kentucky Public
                     Properties Corp. Revenue,
   1,120,000         6.700%, 06/01/16                  A/NR         1,201,200
                   Franklin County Kentucky Public
                     Projects Corp. Revenue,
     350,000         5.500%, 12/01/08                 NR/A-           348,688
                   Jefferson County Kentucky
                     Economic Development Corp.
                     Lease Revenue,
   2,000,000         7.625%, 07/01/08                 A1/NR         2,071,580
     250,000         7.750%, 07/01/16                 A1/NR           259,085
                   Jeffersontown Kentucky Public
                     Project Corp. Revenue,
     500,000         5.750%, 11/01/15                  A/NR           500,625
                   Kenton County Kentucky Public
                     Properties Corp. Revenue,
     400,000         7.000%, 10/01/03                 NR/NR*          434,500
                   Lincoln County Kentucky Public
                     Properties Corp.,
     430,000         6.500%, 03/01/22                 NR/NR*          459,563
                   Louisville and Jefferson County
                     Kentucky, Series B,
     120,000         5.650%, 07/01/03                 NR/NR*          120,185
     200,000         6.625%, 07/01/15                 NR/NR*          196,000
     250,000         6.650%, 07/01/19                 NR/NR*          248,750
     470,000         5.625%, 07/01/25                 NR/NR*          457,662
                   Madison County Kentucky
                     Capital Project Corp. Revenue,
     650,000         7.800%, 04/01/09                 NR/NR*          707,688
                   Muhlenberg County Kentucky
                     Industrial Development Revenue,
   1,500,000         7.000%, 09/01/01                  NR/A         1,636,875
                   Munfordville Kentucky Industrial
                     Development Bond,
   2,500,000         7.000%, 06/01/19                  NR/A         2,700,000
                   Pendleton County Kentucky
                     Multi-County Lease Revenue,
     500,000         7.300%, 03/01/02                  NR/A           533,750
     570,000         7.550%, 03/01/10                  NR/A           609,187
   4,500,000         6.500%, 03/01/19                  NR/A         4,708,125
   3,000,000         6.400%, 03/01/19                  NR/A         3,251,250

                   Woodford County Kentucky Public
                     Properties Corp. Revenue,
     100,000         8.200%, 11/01/17                  A/NR           106,544
                                                                   20,551,257

                   City/Municipal Obligations (8.4%)
                   Covington Kentucky Municipal
                     Properties Corp. Revenue,
     400,000         7.950%, 08/01/04                Baa1/NR          434,500
     250,000         7.375%, 08/01/11                Baa1/NR          269,687
                   Kentucky League Cities Funding
                     Trust COP,
   1,715,000         6.200%, 08/01/17                 NR/A-         1,794,319
                   Louisville Kentucky Public
                     Properties Corp,
   4,090,000         6.700%, 12/01/20                  A/A-         4,437,650
                   Mount Sterling Kentucky Lease
                     Revenue,
   1,920,000         6.150%, 03/01/13                 Aa/NR         1,963,200
   7,000,000         6.200%, 03/01/18                 Aa/NR         7,140,000
                   Nicholasville, Kentucky
                     Industrial Development Revenue
                     (Johnson Control),
   3,000,000         8.000%, 09/01/04                  A2/A         3,106,140
                                                                   19,145,496

                   Utilities (3.3%)
                   Campbell & Kenton Counties
                     Kentucky Sanitation District
                     No. 1 Sanitation Revenue,
     220,000         7.300%, 08/15/00                 Aa/A+           225,810
     200,000         7.700%, 08/15/04                 Aa/A+           207,486
                   Glasgow Kentucky Electric Plant
                     Board Revenue,
     280,000         7.600%, 12/01/09                 NR/BBB          302,050
                   Lebanon Kentucky Waterworks
                     Revenue,
     250,000         7.500%, 04/01/16                 NR/NR*          269,375
                   Louisville and Jefferson
                     County Kentucky Metropolitan
                     Sewer District Revenue,
   3,000,000         5.300%, 05/15/19                Aaa/AAA        2,940,000
   1,230,000         5.500%, 05/15/23                Aaa/AAA        1,211,550
   1,500,000         6.500%, 05/15/24                Aaa/AAA        1,648,125

                   Muhlenberg County Kentucky
                     Water District, Waterworks
                     Revenue,
     100,000         5.500%, 01/01/12                Aaa/AAA          100,250
     110,000         5.500%, 01/01/13                Aaa/AAA          109,725
     115,000         5.600%, 01/01/14                Aaa/AAA          115,718
                   Richmond Kentucky Water Gas
                     and Sewer Revenue,
     200,000         7.300%, 07/01/05                Aaa/AAA          212,500
     200,000         7.300%, 07/01/06                Aaa/AAA          212,500
                                                                    7,555,089

                   Pollution Control Revenue (13.4%)
                   Ashland Kentucky Pollution
                     Control Revenue,
   1,770,000         7.375%, 07/01/09                 A3/NR         1,913,812
   3,000,000         6.650%, 08/01/09                Baa1/NR        3,198,750
                   Boone County Kentucky Public
                     Properties Revenue,
     500,000         5.150%, 12/01/14                  A/A-           473,750
                   Boone County Kentucky Pollution
                     Control Revenue,
     735,000         5.500%, 01/01/24                Aaa/AAA          719,381
                   Carroll County Kentucky
                     Pollution Control Revenue,
   3,500,000         7.450%, 09/15/16                 Aa2/NR        3,976,875
   2,910,000         6.250%, 02/01/18                Aa2/AA-        3,030,038
     450,000         5.750%, 12/01/23                Aa2/AA-          448,875
                   Jefferson County Kentucky
                     Pollution Control Revenue,
   1,500,000         5.650%, 01/01/17                 Aa2/AA        1,498,125
   1,000,000         7.750%, 02/01/19                 Aa2/AA        1,052,150
   5,530,000         5.625%, 08/15/19                 Aa2/AA        5,516,175
   2,200,000         5.450%, 10/15/20                 Aa2/AA        2,145,000
   2,600,000         5.900%, 04/15/23                 Aa2/AA        2,645,500
                   Wickliffe Kentucky Pollution
                     Control,
   4,100,000         6.200%, 04/01/07                  A1/A         4,109,144
     100,000         6.375%, 04/01/26                  A1/A           104,250
                                                                   30,831,825

                   Transportation (12.2%)
                   Kenton County Kentucky Airport
                     Board Airport Revenue,
   4,740,000         6.300%, 03/01/15                Aaa/AAA        4,917,750
   3,955,000         8.750%, 03/01/15                  A/A          4,063,920
                   Kentucky Interlocal School
                     Transportation Authority,
     150,000         5.100%, 03/01/05                  A/A            149,625
                   Kentucky State Turnpike
                     Authority Economic
                     Development Road Revenue,
   2,150,000         5.625%, 07/01/15                  A/A          2,176,875
     500,000         8.250%, 07/01/07                Aaa/AAA          521,295
     100,000         6.000%, 07/01/09                Aaa/AAA          100,196
     500,000         7.000%, 05/15/99                Aaa/AAA          531,250
   1,035,000         7.250%, 05/15/10                Aaa/AAA        1,141,087
                   Kentucky State Turnpike
                     Authority Resource Recovery
                     Road Revenue,
   2,105,000         7.600%, 07/01/98                  A/A+         2,180,401
   3,875,000         7.750%, 07/01/99                  A/A+         4,015,624
     320,000         8.000%, 07/01/03                  A/A+           332,310
                   Kentucky State Turnpike
                     Authority Toll Road Revenue,
   1,380,000         8.500%, 07/01/04                  A/A          1,424,063
                   Louisville Kentucky Airport
                     Lease Revenue,
     750,000         7.850%, 02/01/09                  A/A-           813,750
                   Puerto Rico Commonwealth Highway
                     & Transportation Authority
                     Highway Revenue,
   4,000,000         6.625%, 07/01/12                 Baa1/A        4,445,000
                   Puerto Rico Commonwealth Highway
                     Authority Highway Revenue,
   1,000,000         6.750%, 07/01/05                 Baa1/A        1,096,250
                                                                   27,909,396

                   Hospitals (10.6%)
                   Floyd County Kentucky Hospital
                     Revenue,
     275,000         7.500%, 08/01/10                 NR/AAA          302,156
     510,000         5.500%, 09/01/14                 NR/AAA          504,262
                   Hopkins County Kentucky Hospital
                     Revenue,
   1,000,000         6.625%, 11/15/11                Aaa/AAA        1,087,500

                   Jefferson County Kentucky
                     Health Facilities Revenue
                     (Jewish Hospital),
   1,090,000         6.550%, 05/01/22                Aaa/AAA        1,178,563
                   Jefferson County Kentucky
                     Hospital Revenue,
     510,000         7.750%, 10/01/97                Aaa/AAA          535,322
                   Kentucky Development Finance
                     Authority Hospital Revenue,
     895,000         7.625%, 09/01/11                Aaa/AAA          954,294
     235,000         7.200%, 10/01/99                  A/A            250,275
   2,570,000         7.300%, 10/01/03                  A/A          2,772,388
     810,000         7.500%, 10/01/12                  A/A            861,637
     400,000         7.250%, 11/01/06                 A1/A+           428,000
     400,000         7.200%, 09/01/15                Aaa/AAA          437,000
     750,000         7.000%, 09/01/06                 NR/NR*          838,125
                   Kentucky Development Finance
                     Authority Revenue,
   3,000,000         6.500%, 11/01/07                 A1/A+         3,198,750
   1,250,000         6.250%, 11/01/13                 A1/A+         1,279,688
   2,150,000         6.750%, 11/01/12                 A1/A+         2,311,250
     500,000         6.000%, 11/01/01                Aaa/AAA          530,625
                   Kentucky Development Finance
                     Authority Kings Daughters
                     Medical Center,
   1,375,000         6.125%, 02/01/12                Aaa/AAA        1,436,875
                   Kentucky Development Finance
                     Authority Hospital Revenue,
   3,000,000         5.900%, 12/01/15                Aaa/AAA        3,063,750
   2,590,000         5.000%, 08/15/15                Aaa/AAA        2,408,700
                                                                   24,379,160

                   Housing (14.9%)
                   Greater Kentucky Housing
                     Assistance Corp. Multi-Family
                     Housing Revenue,
     500,000         7.000%, 07/01/11                 NR/AA+          526,875
     320,000         6.300%, 07/01/15                Aaa/AAA          329,200
     275,000         6.400%, 07/01/23                 NR/AA+          283,250
                   Jefferson County Kentucky
                     Multi-Family Revenue,
   1,500,000         5.750%, 06/01/23                 NR/AA         1,531,875

                   Kentucky Housing Corporation
                     Housing Revenue,
     255,000         7.750%, 01/01/07                Aaa/AAA          269,344
     835,000         7.600%, 01/01/07                Aaa/AAA          879,881
   1,000,000         6.500%, 01/01/07                Aaa/AAA        1,051,250
      95,000         7.875%, 01/01/08                Aaa/AAA           99,037
     545,000         7.250%, 01/01/09                Aaa/AAA          572,931
     980,000         7.125%, 01/01/10                Aaa/AAA        1,033,900
   4,975,000         6.600%, 07/01/11                Aaa/AAA        5,180,219
     745,000         5.800%, 07/01/13                Aaa/AAA          753,381
     200,000         5.400%, 07/01/14                Aaa/AAA          194,250
     750,000         6.250%, 07/01/15                Aaa/AAA          766,875
   1,685,000         6.400%, 01/01/17                Aaa/AAA        1,750,293
   1,450,000         5.800%, 01/01/19                Aaa/AAA        1,440,938
     545,000         7.900%, 01/01/21                Aaa/AAA          574,975
     345,000         7.800%, 01/01/21                Aaa/AAA          362,681
     160,000         8.100%, 01/01/22                Aaa/AAA          169,400
   2,820,000         7.450%, 01/01/23                Aaa/AAA        2,915,175
   1,560,000         6.800%, 01/01/24                Aaa/AAA        1,612,650
     150,000         5.850%, 07/01/27                Aaa/AAA          148,688
   3,500,000         6.375%, 07/01/28                Aaa/AAA        3,583,125
   5,525,000         6.300%, 01/01/28                Aaa/AAA        5,594,063
                   Martin County Kentucky
                     Housing Revenue,
   2,400,000         6.250%, 07/01/23                 Aa/AA         2,418,000
                                                                   34,042,256

                   Universities (0.5%)
                   Eastern Kentucky University,
     585,000         5.375%, 05/01/04                  A/A            588,890
                   Western Kentucky University
                     Revenue,
     325,000         7.100%, 12/01/99                Baa/BBB+         348,156
     275,000         7.100%, 12/01/01                Aaa/AAA          306,625
                                                                    1,243,671

                   Schools (10.2%)
                   Boone County Kentucky School
                     District Finance Corp.
                     School Building Revenue,
   2,250,000         6.125%, 12/01/17                  A/A          2,334,375
   1,750,000         6.750%, 09/01/09                  A/A          1,887,812
                   Butler County Kentucky School
                     Building Revenue,
     270,000         7.200%, 05/01/07                  A/A            299,700
     290,000         7.200%, 05/01/08                  A/A            321,900
                   Campbell County Kentucky
                     School Building Revenue,
   1,000,000         5.100%, 02/01/14                  A/NR           965,000
                   Fayette County School Building
                     Revenue,
   1,780,000         5.700%, 12/01/16                  A/A          1,784,450
                   Garrard County Kentucky School
                     Building Revenue,
     100,000         5.900%, 06/01/15                  A/NR           101,125
     160,000         5.900%, 06/01/16                  A/NR           161,800
                   Grayson County Kentucky School
                     Building Revenue,
   1,940,000         6.000%, 01/01/15                  A/NR         2,024,875
                   Harlan County Kentucky School
                     District Corp. School Building
                     Revenue,
     205,000         7.400%, 12/01/06                  A/A            226,268
     200,000         7.250%, 09/01/09                  NR/A           217,250
                   Jefferson County Kentucky School
                     District Finance Corp. School
                     Building Revenue,
     370,000         6.200%, 01/01/06                Aaa/AAA          400,062
     210,000         6.750%, 08/01/09                Aaa/AAA          226,275
     500,000         5.875%, 01/01/11                 A-1/A+          516,875
                   Kenton County Kentucky School
                     District Finance Corp. School
                     Building Revenue,
     500,000         6.900%, 12/01/05                 NR/NR*          548,125
     600,000         7.000%, 12/01/07                 NR/NR*          660,000
                   Lexington-Fayette Urban County
                     Government School Building
                     Revenue,
     255,000         7.700%, 11/01/04                 A-1/A+          270,777
     180,000         7.700%, 11/01/05                 A-1/A+          191,137
     250,000         7.000%, 06/01/06                 A-1/A+          274,375
     400,000         7.000%, 06/01/08                 A-1/A+          439,000
     370,000         7.000%, 06/01/09                 A-1/A+          406,075

                   Mead County School District,
     500,000         6.000%, 07/01/16                  A/NR           513,750
                   Middlesboro Kentucky
                     Independent School District
                     Finance Corp.,
     100,000         6.000%, 07/01/16                  A/NR           104,250
                   Nelson County Kentucky School
                     Building Revenue,
     900,000         6.500%, 04/01/05                  A/NR           965,250
   1,820,000         5.750%, 04/01/15                  A/NR         1,845,025
                   Pike County Kentucky School
                     District Finance Corp. School
                     Building Revenue,
     505,000         6.900%, 12/01/05                  NR/A           547,294
     720,000         7.000%, 12/01/09                  NR/A           782,100
                   Rowan County Kentucky School
                     District Finance Corp.,
     215,000         5.600%, 06/01/16                  NR/A           216,613
                   Scott County Kentucky School
                     Building Revenue,
   2,750,000         5.900%, 06/01/18                  NR/A         2,794,688
                   Taylor County Kentucky School
                     Building Revenue,
     280,000         6.000%, 08/01/16                  NR/A           288,050
                   Todd County Kentucky School
                     Building Revenue,
     980,000         6.300%, 10/01/14                  NR/A         1,038,800
                                                                   23,353,076

                   Total Investments- 98.2%
                     (Cost $215,512,122**)                        225,081,966
                   Other assets in excess of
                     liabilitites - 1.8%                            4,063,031

                   Net Assets - 100%                            $ 229,144,997

* Any security not rated must be determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

**   Cost for Federal tax purposes is identical.

               See accompanying notes to financial statements.

                  CHURCHILL TAX-FREE FUND OF KENTUCKY
                  STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1996

ASSETS
Investments at value (identified cost $215,512,122)             $ 225,081,966
Cash                                                                   81,259
Interest receivable                                                 4,390,978
Receivable for Fund shares sold                                       149,166
    Total assets                                                  229,703,369

LIABILITIES
Dividends payable                                                     166,731
Payable for Fund shares redeemed                                      119,935
Accrued expenses                                                      103,400
Distribution fees payable                                              88,350
Adviser and Administrator fees payable                                 79,956
Total liabilities                                                     558,372

NET ASSETS                                                      $ 229,144,997

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                      $     217,272
Additional paid-in capital                                        219,583,345
Accumulated net realized loss on investments                         (225,464)
Net unrealized appreciation on investments                          9,569,844
                                                                $ 229,144,997

CLASS A
  Net Assets                                                    $ 222,888,819
  Capital shares outstanding                                       21,134,263
  Net asset value and redemption price per share                      $ 10.55
  Offering price per share (100/96 of $10.55 adjusted
     to nearest cent)                                                 $ 10.99

CLASS C
  Net Assets                                                    $     433,309
  Capital shares outstanding                                           41,087
  Net asset value and offering price per share                  $       10.55
  Redemption price per share (*varies by length of time
     shares are held)                                           $         *

CLASS Y
  Net Assets                                                    $   5,822,869
  Capital shares outstanding                                          551,863
  Net asset value, offering and redemption price per share      $       10.55

           See accompanying notes to financial statements.

                  CHURCHILL TAX-FREE FUND OF KENTUCKY
                        STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
    Interest income                                              $ 13,500,888

Expenses:
  Investment Adviser fees (note B)                  $ 316,432
  Administrator fees (note B)                         587,239
  Distribution fees (note B)                          339,776
  Transfer and shareholder servicing agent fees       135,302
  Legal fees                                           82,082
  Trustees' fees and expenses (note G)                 59,858
  Shareholders' reports and proxy statements           47,554
  Audit and accounting fees                            35,228
  Custodian fees (note F)                              32,974
  Registration fees and dues                           23,848
  Insurance                                             4,551
  Miscellaneous                                        30,140
                                                    1,694,984

Expenses paid indirectly (note F)                     (24,720)
  Net expenses                                                      1,670,264
  Net investment income                                            11,830,624

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain from securities
    transactions                                      513,426
  Change in unrealized appreciation on
    investments                                    (3,273,903)
  Net realized and unrealized gain (loss) on
    investments                                                    (2,760,477)
  Net increase in net assets resulting from
    operations                                                    $ 9,070,147

            See accompanying notes to financial statements.

                    CHURCHILL TAX-FREE FUND OF KENTUCKY
                     STATEMENTS OF CHANGES IN NET ASSETS


                                                   Year Ended December 31,
                                                   1996              1995
OPERATIONS:
  Net investment income                       $ 11,830,624       $ 13,733,799
  Net realized gain (loss) from
    securities transactions                        513,426           (423,661)
  Change in unrealized appreciation
    (depreciation) on investments               (3,273,903)        17,432,689
  Change in net assets from operations           9,070,147         30,742,827

DISTRIBUTIONS TO SHAREHOLDERS (note E):
  Class A Shares:
  Net investment income                        (11,653,180)       (13,727,664)
  Distributions in excess of net
    investment income                             (796,825)                 -
  Net realized gain on investments                       -                  -

  Class C Shares:
  Net investment income                             (5,800)                 -
  Distributions in excess of net
    investment income                                 (410)                 -
  Net realized gain on investments                       -                  -

  Class Y Shares:
  Net investment income                           (171,644)                 -
  Distributions in excess of net
    investment income                              (10,323)                 -
  Net realized gain on investments                       -                  -
  Change in net assets from distributions      (12,638,182)       (13,727,664)

CAPITAL SHARE TRANSACTIONS (note H):
  Proceeds from shares sold                     25,334,669         17,964,446
  Reinvested dividends and distributions         7,120,982          7,773,545
  Cost of shares redeemed                      (30,012,962)       (45,139,255)
  Change in net assets from capital share
    transactions                                 2,442,689        (19,401,264)
  Change in net assets                          (1,125,346)        (2,386,101)

NET ASSETS:
  Beginning of period                          230,270,343        232,656,444
  End of period                              $ 229,144,997      $ 230,270,343

            See accompanying notes to financial statements.

                   CHURCHILL TAX-FREE FUND OF KENTUCKY
                      NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    (1) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

            In Fiscal 1996, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

    (2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

    (3) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    (4) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

    (5) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

    Management affairs of the Fund are conducted through two separate management arrangements.

    Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Fund, effective September 11, 1995. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the net assets of the Fund.

    The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the net assets of the Fund.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended December 31, 1996.

    For the year ended December 31, 1996, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $316,432 and $587,239, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1996, the Distributor received sales commissions in the amount of $21,310.

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1996, service fees on Class A Shares amounted to $338,443, of which the Distributor received $4,724.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the period April 1, 1996 through December 31, 1996, amounted to $1,000, of which the Distributor received $1,000.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the period April 1, 1996 through December 31, 1996, amounted to $333, of which the Distributor received $333.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

    During the year ended December 31, 1996, purchases of securities and proceeds from the sales of securities aggregated $37,128,138 and $37,237,286, respectively.

    At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to approximately $9,780,000 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to approximately $213,000, for an approximate net unrealized appreciation of $9,570,000. At December 31, 1996, the Fund has a capital loss carryover of approximately $225,000 of which $185,000 expire on December 31, 2002 and $40,000 expire on December 31, 2003. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that gains so offset will not be distributed.

NOTE D - PORTFOLIO ORIENTATION:

    Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

NOTE E - DISTRIBUTIONS:

    The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax. Also, annual capital gains distributions, if any, are taxable.

NOTE F - CUSTODIAN FEES:

    The Fund has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1996, the Fund's custodian fees amounted to $32,974, of which $24,720 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

NOTE G - TRUSTEES' FEES AND EXPENSES:

    During the fiscal year from January 1, 1996 through December 31, 1996, there were nine Trustees. Trustees' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1996, such reimbursements averaged approximately $2,300 per Trustee. Two of the Trustees, who are affiliated with the Administrator, are not paid any Trustee fees.

NOTE H - CAPITAL SHARE TRANSACTIONS:

Transactions in Capital Shares of the Fund were as follows:

                                  Year Ended                Year Ended
                              December 31, 1996         December 31, 1995
                            Shares        Amount       Shares        Amount
CLASS A SHARES:
Proceeds from shares sold  1,793,117   $ 18,843,152   1,723,240   $ 17,964,446
Reinvested dividends and
  distributions              676,874      7,110,206     743,680      7,773,545
Cost of shares redeemed   (2,464,106)   (25,843,142) (4,315,370)   (45,139,255)
Exchanged into Class Y
  Shares                    (369,589)    (3,858,514)         -              -
Net change                  (363,704)  $ (3,748,298) (1,848,450) $ (19,401,264)

                                Period Ended
                              December 31, 1996*
                            Shares          Amount
CLASS C SHARES:
Proceeds from shares sold     40,643      $ 424,784
Reinvested dividends and
  distributions                  444          4,663
Cost of shares redeemed           -               -
Net change                    41,087      $ 429,447

                                Period Ended
                             December 31, 1996*
                             Shares       Amount
CLASS Y SHARES:
Proceeds from shares sold    211,416    $ 2,208,219
Reinvested dividends and
  distributions                  583          6,113
Exchanged from Class A
  Shares                     369,589      3,858,514
Cost of shares redeemed      (29,725)      (311,306)
Net change                   551,863    $ 5,761,540

Total transactions in Fund
  shares                     229,246    $ 2,442,689  (1,848,450) $ (19,401,264)

* From April 1, 1996 (date of inception) through December 31, 1996.

               CHURCHILL TAX-FREE FUND OF KENTUCKY
                      FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                  Class C(2)  Class Y(2)               Class A(1)
                       Period ended             Year ended December 31
                    December 31, 1996   1996     1995   1994   1993    1992
Net Asset Value,
  Beginning of Period  $10.47  $10.47  $10.71   $9.97 $10.93  $10.49  $10.39

Income from Investment
  Operations:
  Net investment income  0.37    0.43    0.55    0.60   0.60    0.62    0.66
  Net gain (loss) on
    securities (both
    realized and
    unrealized)          0.11    0.11  (0.12)    0.74 (0.96)    0.47    0.19
Total from Investment
  Operations             0.48    0.54    0.43    1.34 (0.36)    1.09    0.85

Less Distributions:
  Dividends from net
    investment income  (0.40)  (0.46)  (0.59)  (0.60) (0.60)  (0.62)  (0.66)
  Distributions from
    capital gains          -       -       -       -      -   (0.03)  (0.09)
  Total Distributions  (0.40)  (0.46)  (0.59)  (0.60) (0.60)  (0.65)  (0.75)

Net Asset Value, End
  of Period            $10.55  $10.55  $10.55  $10.71  $9.97  $10.93  $10.49
Total Return (not
  reflecting sales
  charge) (%)           4.72#   5.24#    4.17   13.75 (3.31)   10.50    8.48

Ratios/Supplemental Data
  Net Assets, End of
    Period ($ thousands)  433   5,823  222,889 230,270 232,656 258,632 192,600
  Ratio of Expenses to
    Average Net Assets
    (%)                  1.55*   0.56*    0.74    0.79   0.72    0.59    0.42
  Ratio of Net
    Investment Income
    to  Average Net
    Assets (%)           4.35*   5.42*    5.23    5.75   5.81    5.67    6.21
  Portfolio Turnover
    Rate (%)              8.94    8.94    8.94   17.09  35.25   31.29   50.33

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment Income
  ($)                     0.37   0.43    0.55    0.60   0.60    0.60    0.63
Ratio of Expenses to
  Average Net Assets
  (%)                    1.56*   0.58*   0.75    0.80   0.73    0.73    0.68
Ratio of Net
  Investment Income
  to Average Net
  Assets (%)             4.34*   5.41*   5.22    5.74   5.80    5.52    5.95

(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

 #  Not annualized

 *  Annualized.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

      The Annual Meeting of Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") was held on April 26, 1996.* At the meeting, the following matters were submitted to a shareholder vote and approved:

    (i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Diana P. Herrmann, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 14,374,826 affirmative votes (98.57%); no more than 208,789 votes were withheld for any Trustee (1.43%)), and

    (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1996 (votes for: 13,979,337 (95.86%); votes against: 38,526
          (0.26%); abstentions: 561,770 (3.85%); broker non-votes: 3,982
          (0.03%)).

      Special Meetings of the Fund's Class C and Class Y Shareholders were held on March 29, 1996 and April 4, 1996, respectively. **At the Special Meeting of Class C Shareholders of the Fund, the Class C Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class C Shareholders of the Fund. At the Special Meeting of Class Y Shareholders of the Fund, the Class Y Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class Y Shareholders of the Fund.

___________

* On the record date for this meeting, 21,620,751 shares of the Fund were outstanding and entitled to vote. The holders of 14,583,615 shares (67.45%) entitled to vote were present in person or by proxy at the meeting.

** On the record dates for the Special Meetings, the total net asset values of the Class C and Class Y Shares of the Fund outstanding and entitled to vote were $100 and $100, respectively. The holders of all Class C and Class
Y Shares    entitled to vote were present in person at the meetings.

FEDERAL TAX STATUS OF 1996 DISTRIBUTIONS (UNAUDITED)

    For the fiscal year ended December 31, 1996, of the total amount of dividends paid by Churchill Tax-Free Fund of Kentucky, 93.61% was "exempt-interest dividends" and the balance was ordinary dividend income. For those shareholders subject to the Federal alternative minimum tax, 19.63% of your Fund's dividends was derived from interest on "private activity bonds."

    Prior to January 31, 1997, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1996 CALENDAR YEAR.

INVESTMENT ADVISER
BANC ONE INVESTMENT ADVISORS CORPORATION
416 West Jefferson Street
Louisville, Kentucky 40202

ADMINISTRATOR AND FOUNDER
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Ann R. Leven
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Jerry G. McGrew, Senior Vice President
L. Michele Crutcher, Vice President
Teresa M. Wright, Assistant Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
  MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.